STATEMENT OF INVESTMENTS
Quality Bond Portfolio

September 30, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2%
Aerospace & Defense - .3%
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	100,000		105,101
Agriculture - .2%
Reynolds American, Gtd. Notes	4.85	9/15/2023	60,000		64,980
Asset-Backed Certificates - .5%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	69,788	[b]	69,794
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A3	2.21	9/20/2029	100,000	[b]	100,085
				169,879
Asset-Backed Ctfs./Auto Receivables - 3.2%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	85,000		85,641
CarMax Auto Owner Trust, Ser. 2018-1, Cl. A4	2.64	6/15/2023	180,000		182,763
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	47,995	[b]	47,971
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/2023	190,000		189,882
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	130,000	[b]	134,543
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	40,000	[b]	40,041
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	50,000	[b]	50,608
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	190,000	[b]	196,139
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	145,000	[b]	147,012
				1,074,600
Asset-Backed Ctfs./Credit Cards - .5%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	2.76	11/19/2025	175,000	[b,c]	175,303
Banks - 6.5%
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	43,000		43,939
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	74,000		77,276
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	125,000		133,050
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	122,000		130,989
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		211,487
BB&T, Sr. Unscd. Notes	2.50	8/1/2024	105,000		105,917

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 6.5% (continued)
Citigroup, Sr. Unscd. Bonds	3.40	5/1/2026	205,000		214,468
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	40,000		48,261
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	150,000		169,803
Keybank, Sr. Unscd. Bonds	2.50	11/22/2021	250,000		251,653
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	65,000		68,055
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/2021	100,000		106,106
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	90,000		91,296
Santander Holdings USA, Sr. Unscd. Notes	4.45	12/3/2021	85,000		88,804
The Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/2020	105,000		105,582
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	50,000		53,051
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	3.72	11/29/2023	55,000	[c]	56,728
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	80,000		81,033
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	110,000		112,105
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	60,000		65,682
				2,215,285
Beverage Products - .5%
Anheuser-Busch, Gtd. Notes	4.90	2/1/2046	90,000		107,231
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.00	4/13/2028	35,000		38,671
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	20,000		21,176
				167,078
Chemicals - .4%
Nutrien, Sr. Unscd. Notes	4.20	4/1/2029	25,000		27,551
The Dow Chemical Company, Sr. Unscd. Notes	3.50	10/1/2024	85,000		88,751
				116,302
Collateralized Municipal-Backed Securities - 2.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K026, Cl. A2	2.51	11/25/2022	30,000	[d]	30,474
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K029, Cl. A2	3.32	2/25/2023	85,000	[d]	88,600
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K030, Cl. A2	3.25	4/25/2023	25,000	[d]	26,017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Collateralized Municipal-Backed Securities - 2.4% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	205,000	[d]	228,494
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	275,000	[d]	290,180
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K096, Cl. A2	2.52	7/25/2029	140,000	[d]	144,773
				808,538
Commercial & Professional Services - .4%
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	60,000	[b]	63,847
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	60,000		60,353
				124,200
Commercial Mortgage Pass-Through Ctfs. - 4.9%
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/2047	70,000		74,498
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	170,000		178,705
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	290,000		314,884
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	100,000	[b]	103,742
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	3.23	11/15/2035	175,000	[b,c]	175,974
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. M55D	4.00	7/25/2058	159,270		167,338
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	79,265		82,715
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2	3.50	5/25/2029	60,000		64,713
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	100,000		100,927
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	2.98	1/17/2035	182,284	[b,c]	182,311
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	124,686	[b]	126,568
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	100,000		104,093
				1,676,468
Diversified Financials - .6%
American Express, Sr. Unscd. Notes	3.40	2/22/2024	130,000		136,059

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Diversified Financials - .6% (continued)
Visa, Sr. Unscd. Notes		3.15	12/14/2025	75,000		80,028
					216,087
Energy - 3.2%
Concho Resources, Gtd. Notes		4.88	10/1/2047	30,000		34,340
Energy Transfer Operating, Gtd. Notes		5.15	2/1/2043	140,000		145,798
Kinder Morgan, Gtd. Notes		7.75	1/15/2032	160,000		220,472
MPLX, Sr. Unscd. Notes		3.50	12/1/2022	40,000	[b]	41,167
MPLX, Sr. Unscd. Notes		4.13	3/1/2027	70,000		73,923
MPLX, Sr. Unscd. Notes		5.20	3/1/2047	60,000		66,419
Petrobras Global Finance, Gtd. Notes		5.09	1/15/2030	10,000	[b]	10,444
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	55,000	[b]	56,977
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	85,000		83,740
The Williams Companies, Sr. Unscd. Notes		4.50	11/15/2023	130,000		139,241
The Williams Companies, Sr. Unscd. Notes		6.30	4/15/2040	65,000		79,807
TransCanada PipeLines, Sr. Unscd. Notes		4.25	5/15/2028	50,000		55,329
Western Midstream Operating, Sr. Unscd. Notes		4.50	3/1/2028	35,000		33,775
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	55,000		54,398
					1,095,830
Environmental Control - .5%
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	40,000		40,486
Waste Management, Gtd. Notes		4.10	3/1/2045	110,000		126,434
					166,920
Food Products - .2%
Kraft Heinz Foods, Gtd. Notes		3.95	7/15/2025	50,000		52,383
Kraft Heinz Foods, Gtd. Notes		6.88	1/26/2039	10,000		12,351
					64,734
Foreign Governmental - 5.6%
Hellenic Republic, Sr. Unscd. Bonds	EUR	3.45	4/2/2024	30,000	[b]	36,674
Hungary, Sr. Unscd. Notes		5.38	3/25/2024	45,000		50,890
Japan, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	144,650,588	[e]	1,386,639
Peru, Sr. Unscd. Bonds	PEN	5.94	2/12/2029	110,000	[b]	37,035
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	30,000	[b]	35,618
Russia, Bonds, Ser. 6212	RUB	7.05	1/19/2028	17,755,000		277,615
Singapore, Sr. Unscd. Bonds	SGD	2.63	5/1/2028	120,000		93,159
					1,917,630
Health Care - 2.8%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/2046	120,000		155,040

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Health Care - 2.8% (continued)
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/2025	95,000		98,450
Bristol-Myers Squibb, Sr. Unscd. Notes		3.20	6/15/2026	50,000	[b]	52,463
Bristol-Myers Squibb, Sr. Unscd. Notes		3.40	7/26/2029	30,000	[b]	32,104
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	80,000		86,601
Express Scripts Holding, Gtd. Notes		3.05	11/30/2022	60,000		61,338
Gilead Sciences, Sr. Unscd. Notes		3.65	3/1/2026	55,000		58,982
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/2046	30,000		36,081
Medtronic, Gtd. Notes		4.63	3/15/2045	13,000		16,708
Merck & Co., Sr. Unscd. Notes		2.90	3/7/2024	40,000		41,591
Merck & Co., Sr. Unscd. Notes		3.40	3/7/2029	20,000		21,703
Pfizer, Sr. Unscd. Notes		2.95	3/15/2024	15,000		15,602
Pfizer, Sr. Unscd. Notes		3.20	9/15/2023	15,000		15,725
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	20,000		21,704
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/2023	100,000		102,073
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/2045	115,000		139,827
					955,992
Industrials - .6%
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	55,000		52,265
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	100,000		108,589
John Deere Capital, Sr. Unscd. Notes		1.95	6/13/2022	55,000		55,034
					215,888
Information Technology - .4%
Oracle, Sr. Unscd. Notes		2.65	7/15/2026	140,000		143,015
Insurance - 1.4%
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	85,000		92,783
Jackson National Life Global Funding, Scd. Notes		3.30	2/1/2022	50,000	[b]	51,284
New York Life Global Funding, Scd. Notes		2.88	4/10/2024	90,000	[b]	92,799
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	150,000	[b]	151,491
Principal Financial Group, Gtd. Notes		4.30	11/15/2046	90,000		102,751
					491,108
Internet Software & Services - .4%
Amazon.com, Sr. Unscd. Notes		4.05	8/22/2047	105,000		126,570
Media - 1.1%
Charter Communications Operating, Sr. Scd. Notes		5.38	5/1/2047	50,000		54,498
Comcast, Gtd. Notes		3.15	3/1/2026	105,000		110,064

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Media - 1.1% (continued)
Comcast, Gtd. Notes	4.70	10/15/2048	45,000		55,232
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	90,000	[b]	95,762
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	55,000	[b]	72,558
				388,114
Municipal Securities - 3.3%
California, GO (Build America Bonds)	7.30	10/1/2039	340,000		532,763
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. YY	4.45	6/15/2020	305,000		309,203
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	200,000		266,916
				1,108,882
Real Estate - .2%
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	80,000	[b]	80,221
Retailing - .7%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	25,000		26,892
Target, Sr. Unscd. Notes	3.38	4/15/2029	90,000		97,053
Walmart, Sr. Unscd. Notes	3.05	7/8/2026	95,000		100,740
				224,685
Supranational Bank - .2%
Corp Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	60,000		61,176
Technology Hardware & Equipment - 1.1%
Apple, Sr. Unscd. Notes	2.05	9/11/2026	160,000		158,246
Dell International, Sr. Scd. Notes	6.02	6/15/2026	110,000	[b]	124,140
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	5,000		5,127
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	75,000		79,476
				366,989
Telecommunication Services - 1.5%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	75,000		85,351
AT&T, Sr. Unscd. Notes	4.25	3/1/2027	50,000		54,455
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	110,000		129,900
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	35,000		36,059
Corning, Sr. Unscd. Notes	4.38	11/15/2057	40,000		41,294
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	22,000		23,251
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	138,000		153,556
				523,866

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.2% (continued)
Transportation - .6%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	75,000		76,155
FedEx, Gtd. Notes	4.40	1/15/2047	125,000		128,349
				204,504
U.S. Government Agencies Mortgage-Backed - 28.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3910, Cl. JB	3.00	12/15/2037	80,182	[d]	80,961
Government National Mortgage Association, Ser. 2015-H17, Cl. HA	2.50	5/20/2065	109,701		109,629
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/46-5/1/49			529,099	[d]	540,087
3.50%, 8/1/45			155,481	[d]	162,876
5.50%, 5/1/40			2,082	[d]	2,256
Federal National Mortgage Association:
3.00%			270,000	[d,f]	274,134
3.00%, 6/1/28-3/1/48			1,034,646	[d]	1,061,863
3.50%, 5/1/30-8/1/56			2,270,064	[d]	2,374,456
3.50%			160,000	[d,f]	165,500
4.00%			855,000	[d,f]	887,396
4.00%, 9/1/42-6/1/47			742,197	[d]	785,718
4.50%, 10/1/40-9/1/49			1,141,050	[d]	1,224,206
5.00%, 3/1/21-10/1/33			226,374	[d]	248,917
7.00%, 6/1/29-9/1/29			5,190	[d]	5,384
Government National Mortgage Association I:
5.50%, 4/15/33			193,598		219,754
Government National Mortgage Association II:
3.00%, 11/20/45			719,395		742,128
4.00%, 10/20/47-1/20/48			444,010		463,384
4.50%, 7/20/48			292,240		307,764
7.00%, 9/20/28-7/20/29			2,500		2,872
				9,659,285
U.S. Treasury Securities - 24.0%
U.S. Treasury Bonds	2.88	5/15/2049	370,000		431,975
U.S. Treasury Bonds	3.00	2/15/2049	340,000		405,795
U.S. Treasury Bonds	3.13	5/15/2048	790,000		961,177
U.S. Treasury Bonds	3.38	11/15/2048	300,000		382,617
U.S. Treasury Bonds	4.50	2/15/2036	425,000		586,251
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.05%	1.96	10/31/2020	845,000	[c]	843,760
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.88	2/15/2047	63,773	[e]	69,426
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	376,401	[e,g]	381,422
U.S. Treasury Notes	2.13	7/31/2024	1,070,000		1,097,795

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Treasury Securities - 24.0% (continued)
U.S. Treasury Notes		2.38	3/15/2022	770,000	784,798
U.S. Treasury Notes		2.38	2/29/2024	65,000	67,265
U.S. Treasury Notes		2.63	2/15/2029	425,000	460,170
U.S. Treasury Notes		2.63	12/15/2021	480,000	490,631
U.S. Treasury Notes		2.88	11/30/2023	1,160,000	1,220,968
					8,184,050
Utilities - 2.7%
Dominion Energy, Sr. Unscd. Notes, Ser. D		2.85	8/15/2026	165,000	166,596
Duke Energy Progress, First Mortgage Bonds		3.45	3/15/2029	135,000	145,646
Exelon Generation, Sr. Unscd. Notes		6.25	10/1/2039	85,000	107,673
Kentucky Utilities, First Mortgage Bonds		4.38	10/1/2045	80,000	95,122
Louisville Gas & Electric, First Mortgage Bonds		4.38	10/1/2045	90,000	105,088
Nevada Power, Mortgage Notes, Ser. R		6.75	7/1/2037	150,000	216,982
Southern California Edison, First Mortgage Bonds, Ser. A		4.20	3/1/2029	85,000	94,919
					932,026
Total Bonds and Notes (cost $32,273,386)				33,825,306
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	Value ($)
Options Purchased - .0%
Call Options - .0%
Euro, Contracts 150,000 UBS Securities	EUR	1.16	12/6/2019	150,000	51
Euro, Contracts 160,000 Barclays Capital	EUR	1.14	10/11/2019	160,000	0
Put Options - .0%
Philippine Peso, Contracts 50,000 J.P. Morgan Securities		51.00	12/5/2019	50,000	116
Polish Zloty, Contracts 170,000 J.P. Morgan Securities		3.70	10/21/2019	170,000	7
Russian Ruble, Contracts 50,000 Merrill Lynch, Pierce, Fenner & Smith		65.00	12/5/2019	50,000	622
South African Rand, Contracts 50,000 Morgan Stanley		14.40	12/6/2019	50,000	255
					1,000
Total Options Purchased (cost $7,823)				1,051

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 4.0%
U.S. Government Securities
U.S. Treasury Bills	5.76	11/21/2019	1,335,000	[h]	1,331,610
U.S. Treasury Bills	6.47	11/7/2019	40,000	[h,i]	39,930
Total Short-Term Investments (cost $1,371,340)			1,371,540
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - ..7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $218,039)	1.89		218,039	[j]	218,039
Total Investments (cost $33,870,588)			103.9%	35,415,936
Liabilities, Less Cash and Receivables			(3.9%)	(1,329,958)
Net Assets			100.0%	34,085,978

LIBOR—London Interbank Offered Rate

EUR—Euro

JPY—Japanese Yen

PEN—Peruvian Nuevo Sol

RUB—Russian Ruble

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $2,584,675 or 7.58% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Purchased on a forward commitment basis.

g Security, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $381,422 and the value of the collateral was $391,137, consisting of U.S. Government & Agency securities.

h Security is a discount security. Income is recognized through the accretion of discount.

i Held by a counterparty for open exchange traded derivative contracts.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
Quality Bond Portfolio

September 30, 2019 (Unaudited)

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	1,419,782	-	1,419,782
Collateralized Municipal-Backed Securities	-	808,538	-	808,538
Commercial Mortgage-Backed	-	1,676,468	-	1,676,468
Corporate Bonds	-	9,050,671	-	9,050,671
Foreign Governmental	-	1,917,630	-	1,917,630
Investment Companies	218,039	-	-	218,039
Municipal Securities	-	1,108,882	-	1,108,882
U.S. Government Agencies Mortgage-Backed	-	9,659,285	-	9,659,285
U.S. Treasury Securities	-	9,555,590	-	9,555,590
Other Financial Instruments:
Futures††	3,537	-	-	3,537
Forward Foreign Currency Exchange Contracts††	-	39,768	-	39,768
Options Purchased	-	1,051	-	1,051
Swaps††	-	519	-	519
Liabilities ($)
Other Financial Instruments:
Futures††	(7,636)	-	-	(7,636)
Forward Foreign Currency Exchange Contracts††	-	(43,721)	-	(43,721)
Options Written	-	(1,762)	-	(1,762)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FINANCIAL FUTURES
Quality Bond Portfolio

September 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	13	12/19	2,809,136	2,801,500	(7,636)
Futures Short
Euro-Bond	1	12/19	191,830[a]	189,924	1,906
Japanese 10 Year Bond	1	12/19	1,433,890[a]	1,433,711	179
Ultra 10 Year U.S. Treasury Notes	1	12/19	143,858	142,406	1,452
Gross Unrealized Appreciation				3,537
Gross Unrealized Depreciation				(7,636)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
Quality Bond Portfolio

September 30, 2019 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Brazilian Real, Contracts 170,000, Morgan Stanley	4.3	10/30/19	170,000	(865)
Philippine Peso, Contracts 50,000, J.P. Morgan Securities	54	12/5/19	50,000	(41)
Russian Ruble, Contracts 50,000, Merrill Lynch, Pierce, Fenner & Smith	70.5	12/5/19	50,000	(121)
South African Rand, Contracts 50,000, Morgan Stanley	15.8	12/6/19	50,000	(735)
Total Options Written (premiums received $1,945)				(1,762)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Quality Bond Portfolio

September 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	1,396,522	Japanese Yen	149,700,000	10/31/19	8,942
Czech Koruna	1,570,000	Euro	60,883	10/25/19	78
Euro	60,833	Czech Koruna	1,570,000	10/25/19	(133)
Chilean Peso	133,860,000	United States Dollar	191,878	10/25/19	(8,203)
Colombian Peso	89,555,000	United States Dollar	27,378	10/25/19	(1,674)
Indian Rupee	2,800,000	United States Dollar	39,205	10/25/19	197
Citigroup
Peruvian Nuevo Sol	120,000	United States Dollar	35,866	10/4/19	(269)
United States Dollar	36,353	Peruvian Nuevo Sol	120,000	10/4/19	756
Mexican Peso	2,060,000	United States Dollar	106,797	10/25/19	(2,867)
Hong Kong Dollar	860,000	United States Dollar	110,063	4/14/20	(240)
United States Dollar	188,222	Chilean Peso	133,860,000	10/25/19	4,547
United States Dollar	27,088	Colombian Peso	89,555,000	10/25/19	1,384
Philippine Peso	5,620,000	United States Dollar	110,236	10/25/19	(1,894)
United States Dollar	317,077	Euro	289,000	10/31/19	1,298
Peruvian Nuevo Sol	370,000	United States Dollar	111,386	10/22/19	(1,701)
United States Dollar	111,932	Peruvian Nuevo Sol	370,000	10/22/19	2,247
South Korean Won	93,120,000	United States Dollar	79,002	10/25/19	(1,097)
United States Dollar	78,839	South Korean Won	93,120,000	10/25/19	934
United States Dollar	35,748	Peruvian Nuevo Sol	120,000	12/20/19	263
HSBC
United States Dollar	84,650	New Zealand Dollar	135,000	10/31/19	51
Brazilian Real	175,000	United States Dollar	42,855	12/3/19	(905)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
United States Dollar	95,088	Singapore Dollar	130,000	10/25/19	1,004
J.P. Morgan Securities
United States Dollar	110,426	Hong Kong Dollar	860,000	4/14/20	603
Brazilian Real	540,000	United States Dollar	142,876	10/2/19	(12,929)
United States Dollar	129,670	Brazilian Real	540,000	10/2/19	(277)
Hungarian Forint	43,230,000	United States Dollar	148,352	10/25/19	(7,426)
United States Dollar	147,754	Hungarian Forint	43,230,000	10/25/19	6,828
Indian Rupee	3,739,500	United States Dollar	53,857	10/25/19	(1,235)
United States Dollar	106,449	Mexican Peso	2,060,000	10/25/19	2,519
Norwegian Krone	800,000	United States Dollar	88,823	10/31/19	(836)
United States Dollar	124,659	Hong Kong Dollar	970,000	1/3/20	807
United States Dollar	278,583	Russian Ruble	18,045,000	10/25/19	1,286
United States Dollar	109,718	Philippine Peso	5,620,000	10/25/19	1,376
Morgan Stanley
United States Dollar	52,168	Indian Rupee	3,739,500	10/25/19	(454)
South Korean Won	50,000,000	United States Dollar	42,437	10/25/19	(607)
Brazilian Real	540,000	United States Dollar	129,670	10/2/19	277
United States Dollar	134,182	Brazilian Real	540,000	10/2/19	4,235
South African Rand	10,000	United States Dollar	698	10/25/19	(40)
Mexican Peso	800,000	United States Dollar	40,638	10/25/19	(277)
UBS Securities
Hong Kong Dollar	970,000	United States Dollar	124,098	1/3/20	(246)
Czech Koruna	3,185,000	Euro	123,478	10/25/19	136
Euro	123,390	Czech Koruna	3,185,000	10/25/19	(233)
Australian Dollar	130,000	United States Dollar	88,023	10/31/19	(178)
Gross Unrealized Appreciation					39,768
Gross Unrealized Depreciation					(43,721)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
Quality Bond Portfolio

September 30, 2019 (Unaudited)

OTC Credit Default Swaps

Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Morgan Stanley
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	160,000	10,707	10,432	519
Gross Unrealized Appreciation				519

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service

NOTES

(the “Service”) approved by the fund's Board Members (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at September 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying

NOTES

the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another

NOTES

nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

NOTES

At September 30, 2019, accumulated net unrealized appreciation on investments was $1,545,347, consisting of $1,596,926 gross unrealized appreciation and $51,579 gross unrealized depreciation.

At September 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.